UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2016

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia	31999
(Address of principal executive offices)	(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On September 19, 2016, Aflac Incorporated (the “Company”) issued $300 million aggregate principal amount of its 2.875% Senior Notes due 2026 (the “2026” Notes) and $400 million aggregate principal amount of its 4.000% Senior Notes due 2046 (the “2046 Notes” and, together with the 2026 Notes, the “Notes”). The Notes were offered by the Company in a public offering pursuant to the Company’s Registration Statement on Form S-3 (No. 333-203839) (the “Registration Statement”), prospectus dated May 4, 2015, and related prospectus supplement dated September 14, 2016. The Company intends to use the net proceeds of the issuance to repay in full at maturity the Company’s $650 million aggregate principal amount of 2.65% notes due February 2017. The Company intends to use the balance of the net proceeds for general corporate purposes.

The Company entered into an underwriting agreement, dated September 14, 2016 (the “Underwriting Agreement”) with Goldman, Sachs & Co., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (together, the “Underwriters”), related to the offering, issuance and sale of the Notes. The Underwriting Agreement contains customary terms, conditions, representations and warranties and indemnification provisions.

The 2026 Notes bear interest at a rate of 2.875% per annum and mature on October 15, 2026 and the 2046 Notes bear interest at a rate of 4.000% per annum and mature on October 15, 2046. Interest on the Notes is payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2017. The Notes will be redeemable at the option of the Company in whole at any time or in part from time to time at a redemption price as described below. The redemption price for the 2026 Notes, at any time prior to July 15, 2026 (the “2026 Par Call Date”), and the 2046 Notes, at any time prior to April 15, 2046 (the “2046 Par Call Date” and, together with the 2026 Par Call Date, the “Par Call Dates”) will be equal to the greater of (i) 100% of the aggregate principal amount of the Notes to be redeemed and (ii) an amount equal to the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed that would be due if such series of Notes matured on the relevant Par Call Date, not including any portion of the payments of interest accrued as of such redemption date, discounted to the redemption date; plus in each case accrued and unpaid interest. On or after each of the Par Call Dates, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date. The Notes are general unsecured obligations and rank equally in right of payment with any of the Company’s existing and future unsecured senior indebtedness.

The Notes were issued under an indenture, dated as of May 21, 2009 (the “Base Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented, with respect to the 2026 Notes, by a twelfth supplemental indenture, dated as of September 19, 2016 (the “Twelfth Supplemental Indenture”) and as supplemented, with respect to the 2046 Notes, by a thirteenth supplemental indenture, dated as of September 19, 2016 (the “Thirteenth Supplemental Indenture” and, together with the Twelfth Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company and the Trustee. The Indenture provides for customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture for a period of 90 days, and certain events of bankruptcy, insolvency and reorganization.

The foregoing description of the Underwriting Agreement, the Base Indenture, the Twelfth Supplemental Indenture and the Thirteenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such documents. For a complete description of the terms and conditions of the Base Indenture, please refer to the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on May 21, 2009 and incorporated herein by reference. For a complete description of the terms and conditions of the Underwriting Agreement, the Twelfth Supplemental Indenture and the Thirteenth Supplemental Indenture, please refer to the Underwriting Agreement, the Twelfth Supplemental Indenture and the Thirteenth Supplemental Indenture, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, including securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing, market making, brokerage and other financial and non-financial activities and services. Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company, and for persons and entities with relationships with the Company, for which they received or will receive customary fees and expenses. The Trustee is an affiliate of BNY Mellon Capital Markets, LLC, one of the Underwriters in this offering. An affiliate of Mizuho Securities USA Inc. is the administrative agent, and affiliates of a number of other Underwriters are lenders, under an unsecured revolving credit facility agreement. In addition, the Company has agreements with affiliates of Mizuho Securities USA Inc., MUFG Securities Americas Inc. and SMBC Nikkio Securities America, Inc. to sell the Company’s products at their Japanese bank branches.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description regarding the Company’s issuance and sale of the Notes contained in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1 -	Underwriting Agreement, dated September 14, 2016, between Aflac Incorporated and Goldman, Sachs & Co., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1 -	Twelfth Supplemental Indenture, dated as of September 19, 2016, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.875% Senior Note due 2026).

4.2 -	Thirteenth Supplemental Indenture, dated as of September 19, 2016, between Aflac Incorporated and the Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 4.000% Senior Note due 2046).

5.1 -	Opinion of Audrey Boone Tillman, Esq., Executive Vice President and General Counsel of the Company, regarding the validity of the Notes.

5.2 -	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the validity of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

September 19, 2016	/s/ Kenneth S. Janke
(Kenneth S. Janke)
Executive Vice President, Treasurer and Head of Corporate Finance and Development

EXHIBIT INDEX:

1.1 -	Underwriting Agreement, dated September 14, 2016, between Aflac Incorporated and Goldman, Sachs & Co., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1 -	Twelfth Supplemental Indenture, dated as of September 19, 2016, between Aflac Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 2.875% Senior Note due 2026).

4.2 -	Thirteenth Supplemental Indenture, dated as of September 19, 2016, between Aflac Incorporated and the Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 4.000% Senior Note due 2046).

5.1 -	Opinion of Audrey Boone Tillman, Esq., Executive Vice President and General Counsel of the Company, regarding the validity of the Notes.

5.2 -	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the validity of the Notes.

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